Exhibit 99.1
Execution Version

THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS DEFINED BELOW) AND SUBJECT TO CERTAIN SET-OFF PROVISIONS SET FORTH HEREIN AND IN THAT CERTAIN PURCHASE AGREEMENT (AS DEFINED BELOW).

SUBORDINATED PROMISSORY NOTE
$1,125,000.00	January 1, 2017
FOR VALUE RECEIVED, the undersigned, Asure Software, Inc., a Delaware corporation (the “Maker”), hereby promises to pay to the order of Jack Goldberg, as Stockholders’ Representative and attorney-in-fact for Jack Goldberg, Spence Wilson, Robert A. Wilson, and C. Kemmons Wilson, Jr., the principal amount of One Million One Hundred Twenty Five Thousand and 00/100 Dollars ($1,125,000.00), together with interest on the unpaid principal balance at an annual rate equal to 2.0%, under the terms set forth in this Subordinated Promissory Note (the “Note”).
This Note has been executed and delivered by the Maker pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”), dated as of January 1, 2017, by and among the Maker, Personnel Management Systems, Inc., the Sellers identified on Exhibit A thereto, and the Stockholders’ Representative named therein. This Note is the “Note” defined in Section 2.2(b) of the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the respective meanings attributed thereto in the Purchase Agreement.
1. Payment.  The entire unpaid principal amount of this Note and all accrued and unpaid interest under this Note shall be due and payable on April 30, 2018 (the “Maturity Date”). Subject to Sections 4 and 5 below, all amounts due under this Note shall be paid by wire transfer of immediately available funds to an account designated by the Stockholders’ Representative.
2. Optional Prepayments.  The Maker may prepay this Note prior to the Maturity Date, in whole or in part, without penalty or premium, at any time and from time to time. Prepayments shall be applied first to accrued but unpaid interest and then to principal.

3. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment pursuant to, and all rights of the Stockholders’ Representative are subject to the terms of, that certain Subordination Agreement, dated as of the date hereof, by and among the Stockholders’ Representative, the Maker and Wells Fargo Bank, National Association (the “Subordination Agreement”).
4. Default.  If any of the events specified in this Section 4 occur (each an “Event of Default”), the Stockholders’ Representative may, subject to the provisions of the Subordination Agreement, declare the entire principal amount of this Note, together with all unpaid accrued interest thereon, immediately due and payable by written notice to the Maker:

(a) the Maker fails to make any required payment under this Note when due, and such failure shall continue for five (5) Business Days after written notice from the Stockholders’ Representative to the Maker; provided, however, that the failure of Purchaser to pay any amount due under the Note on account of an Offset Obligation and/or the Holdback Amount pursuant to the terms and conditions of Section 7.6 of the Purchase Agreement, will not constitute an event of default under this Note;
(b) the Maker, under the applicable laws of any jurisdiction:  (i) is dissolved, liquidated, or wound up or otherwise ceases doing business; (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (iii) consents to the appointment of a trustee, receiver, assignee, liquidator, or similar official; (iv) makes a general assignment for the benefit of its creditors; or (v) institutes a proceeding, or has an involuntary proceeding instituted against it and such involuntary proceeding is not dismissed within sixty (60) days of such filing, seeking a judgment of insolvency, bankruptcy, or any other similar relief under any bankruptcy, insolvency, or other similar law affecting creditors’ rights; or
(c) The Maker is in breach of the Subordination Agreement and such breach continues for thirty (30) days after written notice to the Maker.
Subject to the subordination provisions of the Subordination Agreement, upon the occurrence of an Event of Default, the Stockholders’ Representative may, at its option (a) declare the entire unpaid principal amount of this Note, together with all accrued interest to be immediately due and payable by written notice to the Maker; and (b) exercise any and all rights and remedies available to it under law and in equity.  In addition, during the pendency of an Event of Default, the interest rate hereunder shall increase to an annual rate equal twelve percent (12%).  The Maker will pay all costs and expenses incurred by or on behalf of Stockholders’ Representative in connection with the Stockholders’ Representative’s exercise of any or all of its rights and remedies under this Note, including reasonable attorneys’ fees, costs, and disbursements.
5. Right to Offset and Withhold.  For the avoidance of doubt, the Maker has the right to offset amounts due under the Note and to holdback payment of amounts due under the Note to the extent set forth in Section 7.6 of the Purchase Agreement.

6. Security. This Note is a general unsecured subordinated obligation of the Maker.

7. Assignment.  This Note may not be assigned by the Stockholders’ Representative without the prior written consent of the Maker.

8. Successors.  This Note shall be binding upon, and shall inure to the benefit of and shall be enforceable by, the parties hereto and their permitted successors and assigns.

9. Waivers.  The Maker hereby waives presentment for payment, demand, notice of dishonor, protest and notice of payment and all other notices of any kind in connection with the enforcement of this Note.

10. Governing Law.  This Note and any claim, controversy or cause of action based upon, arising out of or relating to this Note shall be governed by the internal laws of the State of  Washington, without giving effect to conflict of laws principles thereof. The Maker (by its signature below) and the Stockholders’ Representative (by acceptance of this Note) each irrevocably agree that any legal suit, action or proceeding arising out of or relating to this Note will be brought in any state or federal court in the City of Seattle and County of King, Washington, and submit to the exclusive jurisdiction of any such court in any such legal suit, action or proceeding.  A final judgment in any legal suit, action or proceeding will be conclusive and may be enforced in any other jurisdiction by suit on the judgment.  The Maker waives, to the full extent permitted by law, any right to stay or to dismiss any action brought in accordance with this Section 10 on the basis of inconvenient forum and waives any bond, surety, or other security that might be required of any other party.

11. Notices.  All notices, requests, demands, claims, and other communications under this Note will be in writing and delivered in accordance with the Purchase Agreement.

12. Amendments. No amendment, modification, replacement, termination, or cancellation of any provision of this Note will be valid, unless the same will be in writing and signed by the Maker and the Stockholders’ Representative.  Any waiver of the terms hereof shall be effective only if in writing and then only in the specific instance and for the specific purpose given.

13. Waiver of Jury Trial. THE MAKER AND HOLDER EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING INVOLVING THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MAKER AND HOLDER TO ENTER INTO THE CONTEMPLATED TRANSACTION.

NOTICE: ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Signature page to follow.]

IN WITNESS WHEREOF, the Maker has executed this Note as of January 1, 2017.

MAKER:

ASURE SOFTWARE, INC.

By:
Name: Patrick F. Goepel
Title: Chief Executive Officer

[Signature page to the Subordinated Promissory Note executed by Asure Software, Inc. dated January 1, 2017.]